SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 12, 2016 (April 8, 2016)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) James A. Bell, our former Executive Vice President, Chief Financial Officer, has left our company to pursue another professional venture. His separation date was April 8, 2016. In connection with the separation, we entered into an agreement with Mr. Bell under which (i) he will receive lump-sum severance in the amount of $346,000, (ii) we have agreed to pay the cost of COBRA coverage for him and his qualified beneficiaries for a period of 12 months, and (iii) we waived any right we may have to require him to repay the $25,000 signing bonus we paid him in 2015.

(c) On April 11, 2016, our Board of Directors appointed David M. Wright to serve as our interim Chief Financial Officer while we search for a permanent Chief Financial Officer. Mr. Wright, age 46, will continue to serve as our Vice President of Accounting, Tax & External Reporting, a position he has held since December 2015. In that position he has overseen all of our company’s accounting related functions, including management of generally accepted accounting principles (GAAP) as applied within our company, comprehensive tax accounting and policies, Sarbanes-Oxley internal controls, Securities and Exchange Commission filings, quarterly reviews, annual audits and external auditor communications.

From October 2008 to December 2015, Mr. Wright worked at Itron, Inc., initially as Assistant Controller for Technical Accounting until his promotion in February 2012 to Director of Global Consolidation and External Reporting. Prior to that, he worked for 11 years in increasing supervisory roles on external audit engagements at Deloitte.

(e) Mr. Wright is employed by us on an at-will basis pursuant to a letter agreement dated April 11, 2016 that contains the following terms:

•	He receives an annual base salary of $180,000.

•	When we appoint a permanent Chief Financial Officer, he will receive a bonus in an amount equal to $20,000 prorated on an annual basis for the period of his interim service.

•	We will grant him 2,500 restricted stock units on December 7, 2016 that will thereafter vest over four years in equal installments of 25% each year.

•	He is required to repay the $20,000 signing bonus we paid at the time of his initial hire if he voluntarily terminates his employment prior to June 7, 2017.

A copy of the registrant’s press release announcing the above matters is being furnished as Exhibit 99.1 to this report. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated April 12, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Dated: April 12, 2016	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Executive Vice President, General Counsel and Secretary

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